                                  EXHIBIT 99.3

                           MILFORD CO/OPERATIVE BANK

                                 BALANCE SHEETS

                                     ASSETS

                                                                                                JUNE 30, 1995
                                                                              MARCH 31, 1996   ----------------
                                                                             ----------------
                                                                               (UNAUDITED)
Cash and due from banks....................................................  $      2,099,564  $      1,605,747
Interest bearing deposit accounts..........................................        19,765,274        16,967,728
Securities (Note 4):
  Available for sale at fair value (cost $34,159,006 at March 31, 1996 and
   $31,672,830 at June 30, 1995)...........................................        33,852,285        31,681,762
  Held to maturity at cost (fair value $29,340,452 at March 31, 1996 and
   $38,058,105 at June 30, 1995)...........................................        29,686,396        38,623,602
Loans receivable, net......................................................        70,194,322        60,818,640
Accrued interest receivable:
  Loans....................................................................           524,709           434,212
  Securities...............................................................           572,317           877,349
Stock in Federal Home Loan Bank of Boston..................................           714,000           655,100
Premises and equipment.....................................................         2,015,254         2,138,750
Real estate owned..........................................................            71,222            36,055
Deferred federal income tax benefit........................................           363,796           228,748
Other assets...............................................................           252,755           284,144
                                                                             ----------------  ----------------
    Total assets...........................................................  $    160,111,894  $    154,351,837
                                                                             ----------------  ----------------
                                                                             ----------------  ----------------

                                     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposit accounts.........................................................  $    141,341,304  $    135,746,914
  Advances from Federal Home Loan Bank of Boston...........................         2,000,000         2,000,000
  Accrued expenses and other liabilities...................................         1,242,310         1,562,351
                                                                             ----------------  ----------------
      Total liabilities....................................................  $    144,583,614  $    139,309,265
                                                                             ----------------  ----------------
                                                                             ----------------  ----------------
Stockholders' Equity:
  Common Stock, $1.00 par value; 1,800,000 authorized; 675,167 and 657,717
   issued and outstanding, respectively....................................           675,167           657,717
  Additional paid-in capital...............................................         6,796,257         6,613,032
  Net unrealized holding gain (loss) on securities available-for-sale, net
   of taxes................................................................          (202,436)            5,895
  Retained earnings (subject to restrictions)..............................         8,259,292         7,765,928
                                                                             ----------------  ----------------
      Total stockholders' equity...........................................  $     15,528,280  $     15,042,572
                                                                             ----------------  ----------------
      Total liabilities and stockholders' equity...........................  $    160,111,894  $    154,351,837
                                                                             ----------------  ----------------
                                                                             ----------------  ----------------

              See accompanying notes to the financial statements.

                           MILFORD CO/OPERATIVE BANK

                            STATEMENTS OF OPERATIONS

                                                               THREE MONTHS                  NINE MONTHS
                                                             ENDED MARCH 31,               ENDED MARCH 31,
                                                       ----------------------------  ----------------------------
                                                           1996           1995           1996           1995
                                                       -------------  -------------  -------------  -------------
                                                                              (UNAUDITED)
Interest income:
  Mortgage loans.....................................  $   1,341,019  $   1,216,189  $   3,881,392  $   3,492,992
  Other loans........................................  $     135,752  $      81,573  $     325,898  $     232,010
  Demand accounts....................................  $     220,973  $     232,762  $     598,870  $     620,424
  Investment securities..............................  $     577,051  $     569,223  $   1,923,632  $   1,711,710
  Mortgage-backed securities.........................  $     412,759  $     382,933  $   1,253,102  $   1,128,534
                                                       -------------  -------------  -------------  -------------
    Total interest income............................  $   2,687,554  $   2,482,680  $   7,982,894  $   7,185,670
                                                       -------------  -------------  -------------  -------------
Interest expense:
  Deposit accounts...................................  $   1,310,893  $   1,105,237  $   3,893,412  $   3,193,696
  Borrowings.........................................  $      31,523  $      36,694  $     102,049  $     132,798
                                                       -------------  -------------  -------------  -------------
    Total interest expense...........................  $   1,342,416  $   1,141,931  $   3,995,461  $   3,326,494
                                                       -------------  -------------  -------------  -------------
    Net interest income..............................  $   1,345,138  $   1,340,749  $   3,987,433  $   3,859,176
    Provision for probable loan losses...............  $      30,000  $      30,000  $      90,000  $      70,000
                                                       -------------  -------------  -------------  -------------
Net interest income after provision for probable loan
 losses..............................................  $   1,315,138  $   1,310,749  $   3,897,433  $   3,789,176
                                                       -------------  -------------  -------------  -------------
Non-interest income:
  Customer service charges...........................  $     101,078  $      98,601  $     312,240  $     307,999
  Gain (loss) on sale of investment securities.......  $           0  $       2,274  $      51,166  $      (4,455)
  Gain on loan sales.................................  $          98  $           0           (131)         2,073
  Gain (loss) on sale of other real estate owned.....  $        (657) $           0  $       7,297  $           0
  Other..............................................  $      60,223  $      60,711  $     215,444  $     203,217
                                                       -------------  -------------  -------------  -------------
    Total non-interest income........................  $     160,742  $     161,586  $     586,016  $     508,834
                                                       -------------  -------------  -------------  -------------
Non-interest expenses:
  Compensation and fringe benefits...................  $     463,478  $     428,739  $   1,374,848  $   1,277,263
  Occupancy and equipment............................  $     136,129  $     120,518  $     369,358  $     340,920
  Data processing service fees.......................  $      91,031  $      85,146  $     269,661  $     248,855
  Federal insurance premium..........................  $      78,234  $      75,344  $     231,085  $     225,500
  Advertising........................................  $      14,560  $      13,499  $      48,144  $      40,350
  Other..............................................  $     166,581  $     199,920  $     548,844  $     531,880
                                                       -------------  -------------  -------------  -------------
    Total non-interest expenses......................  $     950,013  $     923,166  $   2,841,940  $   2,664,768
                                                       -------------  -------------  -------------  -------------
Income before provision for income taxes.............  $     525,867  $     549,169  $   1,641,509  $   1,633,242
                                                       -------------  -------------  -------------  -------------
Provision for income taxes...........................  $     187,425  $     131,167  $     554,615  $     499,167
                                                       -------------  -------------  -------------  -------------
    Net income.......................................  $     338,442  $     418,002  $   1,086,894  $   1,134,075
                                                       -------------  -------------  -------------  -------------
                                                       -------------  -------------  -------------  -------------
Net income per share.................................  $        0.51  $        0.64  $        1.65  $        1.73
Dividends per share..................................  $        0.50  $        0.25  $        0.90  $        0.55
Average shares outstanding...........................        659,917        656,217        659,917        656,217

              See accompanying notes to the financial statements.

                           MILFORD CO/OPERATIVE BANK

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                        NINE MONTHS ENDED MARCH 31, 1995

                                  (UNAUDITED)

                                                                                         NET
                                                                                      UNREALIZED
                                                                                     HOLDING GAIN
                                                                                      (LOSS) ON
                                                        ADDITIONAL                    AVAIL-FOR-       TOTAL
                                            COMMON        PAID-IN       RETAINED         SALE      STOCKHOLDERS'
                                             STOCK        CAPITAL       EARNINGS      SECURITIES       EQUITY
                                          -----------  -------------  -------------  ------------  --------------
                                                                        (UNAUDITED)
Balance at June 30, 1995................  $   657,717  $   6,613,032  $   7,765,928   $    5,895   $   15,042,572
Issuance of common stock................  $    17,450  $     183,225       --             --       $      200,675
Change in unrealized holding gain on
 available-for-sale securities, net of
 taxes..................................      --            --             --         $ (208,331)  $     (208,331)
Net income..............................      --            --        $   1,086,894       --       $    1,086,894
Dividends paid..........................      --            --        $    (593,530)      --       $     (593,530)
                                          -----------  -------------  -------------  ------------  --------------
Balance at March 31, 1996...............  $   675,167  $   6,796,257  $   8,259,292   $ (202,436)  $   15,528,280
                                          -----------  -------------  -------------  ------------  --------------
                                          -----------  -------------  -------------  ------------  --------------

              See accompanying notes to the financial statements.

                           MILFORD CO/OPERATIVE BANK

                            STATEMENTS OF CASH FLOWS

                                                                                        NINE MONTHS ENDED
                                                                                            MARCH 31,
                                                                                 --------------------------------
                                                                                      1996             1995
                                                                                 ---------------  ---------------
                                                                                           (UNAUDITED)
Cash flows provided by operating activities:
  Net income...................................................................  $     1,086,894  $     1,134,075
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization..............................................          178,482          204,054
    Provision for probable loan losses.........................................           90,000           70,000
    Loss (gain) on sale of securities..........................................          (51,166)           4,455
    Gross receipts associated with loans originated for resale.................          119,569          181,073
    Gross payments associated with loans originated for resale.................         (119,700)        (179,000)
    Loss (gain) on loan sales..................................................              131           (2,073)
    Gain on sale of real estate owned..........................................           (7,297)       --
    Writedown of real estate owned.............................................           99,207        --
    Changes in assets and liabilities:
      Deferred income taxes....................................................          (27,727)          (4,356)
      Accrued interest receivable..............................................          214,535           31,891
      Other assets.............................................................           31,389          (84,857)
      Accrued expenses and other liabilities...................................  $      (328,639) $        64,556
                                                                                 ---------------  ---------------
        Net cash provided by operating activities..............................        1,285,678        1,419,818
                                                                                 ---------------  ---------------
Cash flows used in investing activities:
  Purchases of securities available-for-sale...................................  $   (22,689,598)       --
  Proceeds from maturities of securities available-for-sale....................        2,500,000        --
  Proceeds from called securities available-for-sale...........................        8,000,000        --
  Proceeds from sales of securities available-for-sale.........................       10,594,552        --
  Purchases of securities held-to-maturity.....................................       (7,664,765)       --
  Proceeds from called securities held-to-maturity.............................        9,500,000        --
  Proceeds from maturities of securities held-to-maturity......................        1,000,000
  Purchases of investment securities...........................................        --             (10,630,177)
  Proceeds from sales and maturities of investment securities..................        --               9,675,000
  Purchase of mortgage-backed securities.......................................        --              (1,415,045)
  Proceeds from paydowns of mortgage-backed securities.........................        5,262,008        2,278,261
  Purchase of collateralized mortgage obligations..............................                        (1,000,000)
  Proceeds from the sales and paydowns of collateralized mortgage
   obligations.................................................................        --                 984,493
  Purchase of Federal Home Loan Bank stock.....................................          (58,900)         (28,900)
  Net increase in loans receivable.............................................       (9,719,398)      (2,811,576)
  Capital expenditures.........................................................          (54,986)        (231,225)
  Proceeds from sale of real estate owned......................................          126,639        --
  Change in other real estate owned............................................        --                 (82,059)
                                                                                 ---------------  ---------------
        Net cash used in investing activities..................................  $    (3,204,448) $    (3,261,228)
                                                                                 ---------------  ---------------
Cash flows provided by (used in) financing activities:
  Net increase (decrease) in deposit accounts..................................  $     5,594,390  $      (476,527)
  Advances from Federal Home Loan Bank.........................................                        (1,000,000)

                                                                                        NINE MONTHS ENDED
                                                                                            MARCH 31,
                                                                                 --------------------------------
                                                                                      1996             1995
                                                                                 ---------------  ---------------
                                                                                           (UNAUDITED)
  Increase in advanced payments by borrowers for taxes and insurance...........            8,598          100,903
  Dividends paid...............................................................         (593,530)        (360,919)
  Issuance of common stock.....................................................          200,675        --
                                                                                 ---------------  ---------------
        Net cash provided by (used in) financing activities....................  $     5,210,133  $    (1,736,543)
                                                                                 ---------------  ---------------
Net increase (decrease) in cash and cash equivalents...........................        3,291,363       (3,577,953)
Cash and cash equivalents, beginning...........................................       18,573,475       19,222,579
                                                                                 ---------------  ---------------
Cash and cash equivalents, ending..............................................  $    21,864,838  $    15,644,626
                                                                                 ---------------  ---------------
                                                                                 ---------------  ---------------
Supplemental cash flow information:
  Interest paid on deposits....................................................  $     3,893,412  $     3,193,696
  Interest paid on borrowings..................................................  $       102,049  $       132,798
  Taxes paid...................................................................  $       571,495  $       527,039

              See accompanying notes to the financial statements.

                           MILFORD CO/OPERATIVE BANK

                       NOTES TO THE FINANCIAL STATEMENTS

                                 MARCH 31, 1996

                                  (UNAUDITED)

(1) ACCOUNTING PRINCIPLES
    The financial information as of March 31, 1996, the results of operations for the three and nine months ended March 31, 1996 and 1995, the cash flows for the nine months ended March 31, 1996 and 1995, and the statement of changes in stockholders' equity for the nine months ended March 31, 1996, are unaudited, but in the opinion of management reflect all adjustments (none of which were other than normal recurring accruals) necessary for a fair presentation of such information. Interim results are not necessarily indicative of the results to be expected for the entire year.

(2) INCOME TAXES
    The provision for income taxes differs from the statutory rate due primarily to differences in the loan loss provision for book and tax purposes.

(3) ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES
    The Bank classifies securities as either held-to-maturity, available-for-sale or trading. Securities held-to-maturity are reported at amortized cost. Trading securities are reported at fair value, with unrealized gains and losses included in earnings. The Bank did not have any securities reported as trading securities as of March 31, 1996. Securities which are available-for-sale are reported at fair value, with unrealized gains and losses excluded from earnings and reported as a separate component of stockholders' equity (net of taxes). On July 1, 1994, in conjunction with the adoption of SFAS No. 115, the Bank classified $27,716,866 of securities as available-for-sale and recorded an unrealized loss of $155,399 (net of taxes) as a separate component of stockholders' equity. During the nine months ended March 31, 1996, the amount was an unrealized loss (net of taxes) of $202,436.

NOTE 4
Securities available-for-sale consist of the following at March 31, 1996:

                                                                        GROSS          GROSS
                                                                      UNREALIZED    UNREALIZED
                                                       AMORTIZED       HOLDING        HOLDING          FAIR
                                                          COST          GAINS         LOSSES          VALUE
                                                     --------------  ------------  -------------  --------------
Marketable equity securities.......................  $    2,265,856   $      948    $   (32,485)  $    2,234,319
Investment securities..............................  $   22,315,031   $   55,958    $  (334,061)  $   22,036,928
Mortgage-backed securities.........................  $    9,578,119   $   32,550    $   (29,631)  $    9,581,038
                                                     --------------  ------------  -------------  --------------
                                                     $   34,159,006   $   89,456    $  (396,177)  $   33,852,285
                                                     --------------  ------------  -------------  --------------
                                                     --------------  ------------  -------------  --------------

    Securities held-to-maturity consist of the following at March 31, 1996:

                                                                        GROSS          GROSS
                                                                      UNREALIZED    UNREALIZED
                                                       AMORTIZED       HOLDING        HOLDING          FAIR
                                                          COST          GAINS         LOSSES          VALUE
                                                     --------------  ------------  -------------  --------------
Investment securities..............................  $   13,007,953   $    6,247    $   (84,910)  $   12,929,290
Mortgage-backed securities.........................  $   16,678,443   $   61,804    $  (329,085)  $   16,411,162
                                                     --------------  ------------  -------------  --------------
                                                     $   29,686,396   $   68,051    $  (413,995)  $   29,340,452
                                                     --------------  ------------  -------------  --------------
                                                     --------------  ------------  -------------  --------------